UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 23, 2016

Home Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Not applicable.

(c) On May 23, 2016, the Boards of Directors (the “Boards”) of Home Bancorp, Inc. (the “Company”) and Home Bank, N.A. (the “Bank”), the Company’s wholly owned subsidiary, announced the appointment of Kathy J. Bobbs, Chris P. Rader and Donald W. Washington to the Boards effective June 1, 2016. Mr. Rader’s term will expire in 2017, Mrs. Bobbs’ term will expire in 2018 and Mr. Washington’s term will expire in 2019. Compensation for the three new directors will be consistent with the Company’s previously disclosed compensation for directors. Such compensation is described in the Company’s proxy statement for its 2016 annual meeting of shareholders filed on March 31, 2016, which disclosure is incorporated herein by reference.

At this time, Board committee assignments for Mrs. Bobbs, Messrs. Rader or Washington have not been finalized. None of the new directors has engaged in any transactions which require disclosure pursuant to Item 404(a) of regulations S-K.

A copy of the Company’s press release relating to the appointments as director is attached as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Not applicable.

(e) On May 23, 2016, the Boards of the Company and the Bank acted to extend the term of the existing employment agreements between the Company and Mr. John W. Bordelon and the Bank and each of John W. Bordelon, Jason P. Freyou, Darren E. Guidry, Scott A. Ridley and Joseph B. Zanco. Amendments to each of the employment agreements were entered into in order to extend the terms of the agreements to June 22, 2019, in the case of Mr. Bordelon, and to June 22, 2018 in the case of the other executive officers. No other changes were made to the employment agreements.

The foregoing description is qualified in its entirety by reference to the amendments to the employment agreements, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

(f) Not applicable.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The following exhibits are included herewith.

Number	Description
10.1	Amendment to the Amended and Restated Employment Agreement between Home Bancorp, Inc. and John W. Bordelon
10.2	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and John W. Bordelon
10.3	Amendment to the Employment Agreement between Home Bank, N.A. and Jason P. Freyou
10.4	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and Darren E. Guidry
10.5	Amendment to the Employment Agreement between Home Bank, N.A. and Scott A. Ridley
10.6	Amendment to the Amended and Restated Employment Agreement between Home Bank, N.A. and Joseph B. Zanco
99.1	Press Release, dated May 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: May 26, 2016	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer